                                  IMPROVENET, INC.
                            FOURTH AMENDED AND RESTATED
                                  VOTING AGREEMENT

     THIS FOURTH AMENDED AND RESTATED VOTING AGREEMENT (the "AGREEMENT") is made and entered into this 23rd day of November, 1999, by and among IMPROVENET, INC., a Delaware corporation (the "COMPANY"), those certain existing holders of the Company's common stock listed on EXHIBIT A hereto (the "HOLDERS"), those certain existing holders of the Company's common stock and common stock equivalents listed on EXHIBIT B hereto (the "STOCK HOLDERS"), the holders of Series A Preferred Stock (the "SERIES A INVESTORS"), the holders of Series B Preferred Stock (the "SERIES B INVESTORS"), the holders of Series C Preferred Stock (the "SERIES C INVESTORS"), the holders of Series D Preferred Stock (the "SERIES D INVESTORS") and the purchasers of Series E Preferred Stock (the "SERIES E INVESTORS") (collectively referred to as the "INVESTORS") listed on EXHIBIT C hereto.

                                     WITNESSETH

     WHEREAS, the Holders are the beneficial owners of shares of the common stock of the Company as set forth opposite their respective names on EXHIBIT A;

     WHEREAS, the Stock Holders are the beneficial owners of shares of the common stock of the Company or options to purchase Common Stock of the Company as set forth opposite their respective names on EXHIBIT B hereto;

     WHEREAS, the Series A Investors, the Series B Investors, the Series C Investors, and the Series D Investors signed a Third Amended and Restated Voting Agreement dated September 10, 1999 (the "PRIOR AGREEMENT") by and between the Company, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Holders and the Stock Holders;

     WHEREAS, the parties to such Prior Agreement desire to terminate the Prior Agreement and to accept the rights and covenants hereto in lieu of the obligations required of them under the Prior Agreement;

     WHEREAS, the Company proposes to sell shares of its Series E Preferred Stock to the Series E Investors pursuant to the First Series E Preferred Stock and Warrant Purchase Agreement and the Second Series E Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENTS") of even date herewith (the "FINANCING"); and

     WHEREAS, in connection with the consummation of the Financing, the Holders, the Stock Holders and the Investors have agreed to provide for the future voting of their shares of the Company's capital stock as set forth below.

     NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                      1.

                                     ARTICLE I

1.   TERMINATION OF PRIOR AGREEMENT.

     1.1 The Prior Agreement is hereby terminated in its entirety and restated herein. Such termination and restatement is effective upon execution of this Agreement by the holders of at least a majority of the Investor Shares (as the term is defined under the Prior Agreement) outstanding on the date of this Agreement and by the holders of at least a majority of the Holder Shares and the Stock Holders (as the terms are defined under the Prior Agreement) outstanding on the date of this Agreement. Upon such execution, the rights and covenants contained in the Prior Agreement shall have no further force or effect. The rights and covenants contained in this Agreement set forth the sole and entire agreement among the Company, the Holders, the Stock Holders and the Investors on the subject matter hereof and supercede any and all rights granted or covenants made under prior agreements.

                                      ARTICLE II

2.   VOTING.

     2.1 (a) The Holders each agree to vote all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof, and any and all other securities of the Company legally or beneficially acquired by each of the Holders after the date hereof, (hereinafter collectively referred to as the "HOLDER SHARES") subject to, and in accordance with, the provisions of this Agreement.

          (b) The Stock Holders each agree to vote all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof, and any and all other securities of the Company legally or beneficially acquired by each of the Stock Holders after the date hereof, (hereinafter collectively referred to as the "STOCK HOLDER SHARES") subject to, and in accordance with, the provisions of this Agreement.

          (c) The Investors each agree to vote all shares of voting capital stock of the Company (including without limitation, all shares of common stock issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock) registered in their respective names or beneficially owned by them as of the date hereof, and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof, (hereinafter collectively referred to as the "INVESTOR SHARES") subject to, and in accordance with, the provisions of this Agreement.

     2.2 ELECTION OF DIRECTORS. The Board of Directors of the Company shall consist of no greater than nine (9) members and no less than seven (7) members. Such limitations shall expire upon the effective date of the first underwritten registration of the securities of the Company pursuant to the Securities Act of 1933, as amended.

     2.3  ELECTION OF THE AT LARGE DIRECTOR.

          (a) If at least one director of the Company is to be elected by the consent of the holders of the Common Stock Majority (as hereinafter defined) and the Preferred Stock Majority (as hereinafter defined) (such director is hereinafter referred to as the "AT LARGE DIRECTOR"), at the election of the At Large Director, whether at any regular or special meeting of the Company's stockholders, or in

                                       2.

lieu of such meeting, by written consent or otherwise, each Holder shall vote all of such person's Holder Shares, and each Investor shall vote all of such person's Investor Shares for the election as a director a nominee that is mutually acceptable to a majority in interest of the holders of common stock ("COMMON STOCK MAJORITY") and a majority in interest of the holders of preferred stock ("PREFERRED STOCK MAJORITY"). Such person shall initially be Stuart Gannes. Any vote taken to remove any director elected pursuant to this Section 2.3, or to fill any vacancy created by the resignation of a director elected pursuant to this Section 2.3, shall also be subject to the provisions of this Section 2.3(a).

          (b) If the Common Stock Majority and the Preferred Stock Majority cannot mutually agree upon the nominee to fill the At Large Director seat at any meeting to elect the At Large Director, the Holders and Investors agree to vote their respective shares in favor of adjourning such meeting without voting for the At Large Director until a mutually acceptable nominee is obtained.

          (c) If for any reason a At Large Director candidate that is not mutually acceptable to the Common Stock Majority and Preferred Stock Majority is elected, then the Holders and Investors agree to immediately either (i) hold a special meeting of the Company's stockholders or (ii) pursuant to written consent if lawful, to vote their respective shares for the purpose of removing the director so elected. Likewise, the Board of Directors agrees that it will not fill any vacancy of an At Large Director seat without the written consent of the Common Stock Majority and Preferred Stock Majority.

     2.4 ELECTION OF THE SERIES A BOARD SEAT. So long as the Series A Investors pursuant to Article IV, Section 3(a) of the Third Amended and Restated Certificate of Incorporation of the Company (or any successor provision thereof) have the authority to elect one (1) member of the Company's Board of Directors, the Series A Investors agree to vote their Investor Shares so as to elect as such member a designee of Alta Partners (or its successors or assigns). Any vote taken to remove any director elected pursuant to this Section 2.4, or to fill any vacancy created by resignation of a director elected pursuant to this
Section 2.4, shall also be subject to the provisions of this Section 2.4.

     2.5 ELECTION OF THE SERIES B PREFERRED BOARD SEAT. So long as the Series B Investors pursuant to Article IV, Section 3(a) of the Third Amended and Restated Certificate of Incorporation of the Company (or any successor provision thereof) have the authority to elect one (1) member of the Company's Board of Directors, the Series B Investors agree to vote their Investor Shares so as to elect as such member a designee of Arch Venture Fund III, L.P. (or its successors or assigns). Any vote taken to remove any director elected pursuant to this Section 2.5, or to fill any vacancy created by resignation of a director elected pursuant to this Section 2.5, shall also be subject to the provisions of this Section 2.5.

     2.6 ELECTION OF THE SERIES C PREFERRED BOARD SEAT. So long as the Series C Investors pursuant to Article IV, Section 3(a) of the Third Amended and Restated Certificate of Incorporation of the Company (or any successor provision thereof) have the authority to elect one (1) member of the Company's Board of Directors (the "SERIES C DIRECTOR"), the Series C Investors agree to vote their Investor Shares so as to elect as such member a designee of entities affiliated with August Capital II, L.P. or its successors or assigns (collectively "AUGUST"). Any vote taken to remove any director elected pursuant to this
Section 2.6, or to fill any vacancy created by resignation of a director elected pursuant to this Section 2.6, shall also be subject to the provisions of this
Section 2.6; provided that the Series C Director may be removed only with the consent of August.

     2.7 ELECTION OF THE SERIES D PREFERRED BOARD SEAT. So long as the Series D Investors pursuant to Article IV, Section 3(a) of the Third Amended and Restated Certificate of Incorporation of the Company (or any successor provision thereof) have the authority to elect one (1) member of the

                                       3.

Company's Board of Directors (the "SERIES D DIRECTOR"), the Series D Investors agree to vote their Investor Shares so as to elect as such member a designee of entities affiliated with GE Capital Equity Investments, Inc. ("GE CAPITAL") or its successors or assigns. Any vote taken to remove any director elected pursuant to this Section 2.7, or to fill any vacancy created by resignation of a director elected pursuant to this Section 2.7, shall also be subject to the provisions of this Section 2.7.

     2.8 ELECTION OF THE SERIES E PREFERRED BOARD SEAT. So long as the Series E Investors pursuant to Article IV, Section 3(a) of the Third Amended and Restated Certificate of Incorporation of the Company (or any successor provision thereof) have the authority to elect one (1) member of the Company's Board of Directors (the "SERIES E DIRECTOR"), the Series E Investors agree to vote their Investor Shares so as to elect as such member a designee of entities affiliated with Owens Corning or its successors or assigns. Any vote taken to remove any director elected pursuant to this Section 2.8, or to fill any vacancy created by resignation of a director elected pursuant to this Section 2.8, shall also be subject to the provisions of this Section 2.8.

     2.9 NOMINATION OF OWENS CORNING BOARD SEAT. So long as Owens Corning owns at least 500,000 shares of Series E Preferred Stock or 500,000 shares of Common Stock issuable upon conversion of the Series E Preferred Stock, the Company shall nominate one (1) designee of Owens Corning for election to the Company's Board of Directors; provided, however, that the Company shall have no obligations under this Section 2.9 prior to an underwritten public offering that results in the conversion of the Series E Preferred Stock, and provided, further, that this Section 2.9 shall expire and be of no further force or effect upon the expiration or termination of that certain Internet Based Services Agreement dated November ___, 1999.

     2.10 ELECTION OF THE CHAIRMAN OF THE BOARD AND THE CHIEF EXECUTIVE OFFICER. For so long as more than one director of the Company is to be elected by the holders of the common stock and preferred stock voting together as a single class on an as-converted basis pursuant to Article IV, Section 3(a) of the Third Amended and Restated Certificate of Incorporation of the Company (or any successor provision thereof), the Holders and Investors agree to vote their Holders Shares and Investors Shares, respectively, to elect the Chairman of the Board and the Chief Executive Officer of the Company to fill at least two of the seats governed by such provision. Any vote taken to remove any director elected pursuant to this Section 2.10, or to fill any vacancy created by resignation of a director elected pursuant to this Section 2.10, shall also be subject to the provisions of this Section 2.10.

     2.11 (a) In the event that holders of more than seventy five percent (75%) of the Outstanding Common Stock Equivalents (as hereinafter defined) (the "REQUISITE PARTIES") approve a sale of the Company or all or substantially all of the Company's assets (an "APPROVED SALE") whether by means of a merger, consolidation, or sale of stock or assets, or otherwise (each, a "SALE OF THE COMPANY"), all Holders, Stock Holders and Investors shall consent to, vote for and raise no objections against the Approved Sale, and if the Approved Sale is structured as (i) a merger or consolidation of the Company, or a sale of all or substantially all of the Company's assets, each Holder, Stock Holder and Investor shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (ii) a sale of the stock of the Company, the Holders, Stock Holders and the Investors shall agree to sell their Holder Shares, Stock Holder Shares and Investor Shares, respectively, on the terms and conditions approved by the Requisite Parties, provided such terms do not provide that the Holders, Stock Holders or Investors would receive less than the amount that would be distributed to such Holders, Stock Holders or Investors in the event the proceeds of the sale of the Company were distributed in accordance with the Company's Third Amended and Restated Certificate of Incorporation. The Holders, Stock Holders and Investors shall take all necessary and desirable actions

                                       4.

approved by the Requisite Parties, in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (A) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Approved Sale; provided, however that all holders of any Series of the capital stock of the Company are treated similarly Aand (B) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale.

          (b)  "OUTSTANDING COMMON STOCK EQUIVALENTS" as used in this Section
2.11 shall mean (i) the number of shares of common stock actually outstanding,
(ii) the number of shares of common stock into which the then outstanding Investor Shares could be converted if fully converted on the day immediately preceding the given date, and (iii) the number of shares of common stock which could be obtained through the exercise or conversion of all other rights, options, warrants, and convertible securities outstanding on the day immediately preceding the given date.

     2.12 Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on all certificates representing the Holder Shares, Stock Holder Shares and the Investor Shares the following restrictive legend (the "LEGEND"):

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT, WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

     2.13 The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Holder Shares, Stock Holder Shares or Investor Shares theretofore represented by a certificate carrying the Legend.

     2.14 The provisions of this Agreement shall be binding upon the successors in interest to any of the Holder Shares, Stock Holder Shares or Investor Shares. The Company shall not permit the transfer of any of the Holder Shares, Stock Holder Shares or Investor Shares on its books or issue a new certificate representing any of the Holder Shares, Stock Holder Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, pursuant to which such person becomes a party to this Agreement or otherwise agrees to be bound by all the provisions hereof as if such person were a Holder, Stock Holder or an Investor, as applicable.

     2.15 Except as provided by this Agreement, each Holder, Stock Holder and Investor shall exercise the full rights of a stockholder of the Company with respect to the Holder Shares, Stock Holder Shares (if such person is a stockholder) and the Investor Shares, respectively.

                                       5.

                                    ARTICLE III


3.   TERMINATION.

     3.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

          (a) the date of the closing of a firmly underwritten public offering of the Company's Common Stock pursuant to a registration statement filed with, and declared effective under the Securities Act of 1933, as amended, covering the offer and the sale of common stock for the account of the Company in which all outstanding preferred stock has converted into common stock of the Company;

          (b) the date as of which the parties hereto terminate this Agreement by written consent of the holders of a majority of the Investor Shares and a majority of the Holder Shares and the Stock Holder Shares (voting together as a single class); or

          (c)  March 17, 2008.

          (d) Notwithstanding the foregoing, Section 2.9 hereof shall terminate only upon the written consent of the Company and Owens Corning.

                                      ARTICLE IV

4.   MISCELLANEOUS.

     4.1 The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

     4.2 This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of New York. Each party hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the state and federal courts located in the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement or any of the Related Agreements (as defined in the Purchase Agreements) and the transactions contemplated hereby or thereby. Each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts. The parties hereto irrevocably and unconditionally waive any objection to the laying of venue in any action, suit or proceeding arising out of this Agreement or any of the Related Agreements or the transactions contemplated hereby or thereby, in such state or federal courts aforesaid and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR

                                       6.

INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS.

     4.3 This Agreement may be amended and any term hereof may be waived only by an instrument in writing signed by each of (i) the Company, (ii) holders of a majority of the Investor Shares, (iii) holders of a majority of the Holder Shares and the Stock Holder Shares (with the Holder Shares and the Stockholder Shares voting together as a single class on an as- converted basis) provided, however, that the provisions of Section 2.4 shall not be amended or waived without the written consent of Alta Partners; the provisions of Section 2.5 shall not be amended or waived without the written consent of Arch Venture Fund III, L.P.; the provisions of Section 2.6 shall not be amended or waived without the written consent of August; the provisions of Section 2.7 shall not be amended or waived without the written consent of GE Capital; and the provisions of Section 2.8 and 2.9 shall not been amended or waived without the written consent of Owens Corning.

     4.4 If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     4.5 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

     4.6 This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

     4.7 No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

     4.8 Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series E Preferred Stock pursuant to the Purchase Agreements, any purchaser of such shares of Series E Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed a Series E Investor and an Investor hereunder, respectively.

     4.9 In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

     4.10 Neither the Company, the Holders, the Stock Holders, the Investors, nor any officer, director, stockholder, partner, employee or agent of such party, makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Company's Board of Directors by virtue of such party's execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

     4.11 Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

                                       7.

     IN WITNESS WHEREOF, the parties hereto have executed this FOURTH AMENDED AND RESTATED VOTING AGREEMENT as of the date first above written.

COMPANY:                          INVESTOR(S):


IMPROVENET, INC.                  -----------------------------------------
                                  (PRINT NAME OF INVESTOR)

/s/ Ron Cooper
----------------------------      By: /s/ All Preferred Stock Investors
Ronald Cooper, President and          ---------------------------------------
Chief Executive Officer
                                  Title:
                                       --------------------------------------

HOLDERS:


----------------------------------
(PRINT NAME OF HOLDER)


----------------------------------


STOCKHOLDERS:


----------------------------------
(PRINT NAME OF STOCKHOLDER)


----------------------------------


                                    SIGNATURE PAGE
                     FOURTH AMENDED AND RESTATED VOTING AGREEMENT

                               EXHIBIT A

                            LIST OF HOLDERS


 HOLDERS                                                       HOLDER SHARES
 Robert L. Stevens                                                  200,000

 Jan M. Sherman                                                     244,500

 Robert L. Stevens and Karen L. Stevens, Trustees under             297,338
 Revocable Trust Agreement dated 8/9/78, as amended FBO
 Robert L. Stevens and Karen L. Stevens

 Robert L. Stevens, Trustee of the Robert L. Stevens 1999            15,000
 Annuity Trust

 Karen Stevens, Trustee of the Karen Stevens 1999 Annuity            15,000
 Trust

 Jason Stevens                                                        5,000

 Kevin Stevens                                                        5,000

                                     EXHIBIT B-1
                     FOURTH AMENDED AND RESTATED VOTING AGREEMENT

                                       EXHIBIT B

                                  LIST OF STOCK HOLDERS

                                                             NUMBER OF COMMON
 SHAREHOLDERS                                               STOCK EQUIVALENTS
 Antun Bendis                                                       30,205

 The Kenyon Trust Agreement Dated 9/9/93                            70,740

 Thomas L. Blair                                                    60,000

 David S. Smith and Louise H. Smith, Trustees for the               60,293
 David S. and Louise H. Family 1980 Trust dated 5/4/84

 Weil Family Trust                                                  46,110

 Thomas W. Brugger                                                  40,000

 Gerald J. Flannelly                                                40,000

 William W. Smith                                                   35,408

 Thomas E. Fortmann                                                 35,800

 Paine Webber as Custodian for Martin E. Hellman IRA                25,000
 Rollover

 Stephen L. and Joanne Jacobs, Trustees of the Jacobs               20,000
 Living Trust Dated 9/23/93

 Frederick C. Woerner                                               12,000

 Boone Family Trust Dated 8/8/86                                    10,000

 John Paul Hanna                                                    10,000

 Karen Stevens, Trustee of the Karen Stevens 1999 Annuity           15,000
 Trust

 Robert L. Stevens, Trustee of the Robert L. Stevens 1999           15,000
 Annuity Trust

 Robert L. Stevens and Karen L. Stevens, Trustees under            297,338
 Revocable Trust Agreement dated 8/9/78, as amended FBO
 Robert L. Stevens and Karen L. Stevens

 Robert L. Stevens                                                 200,000

 Jan Sherman                                                       244,500

 Kathy Anne Woodruff                                                 2,188

 Danielle D. Zarosi                                                  1,667

 William Crosby                                                     22,617

 Janna Zachary                                                       2,291

 Dennis Galloway                                                    37,500

                                                             NUMBER OF COMMON
 OPTIONHOLDERS                                              STOCK EQUIVALENTS
 Robert L. Stevens                                                  71,250

 William Crosby                                                     27,383

 Janna Zachary                                                       2,709

 Dennis R. Galloway                                                 77,500

 Antun Bendis                                                       29,795

 Ronald Cooper                                                     577,102


 WARRANT HOLDERS

 Stephen L. and Joanne Jacobs, Trustees of the Jacobs                5,000
 Living Trust Dated 3/23/93

                                     EXHIBIT C

                                  LIST OF INVESTORS


NAME AND ADDRESS
----------------------------------------------------------------------------

Allstate Insurance Company
2775 Sanders Road, Suite A3
Northbrook, IL  60062
Attn:  Michael Curran

Alta California Partners, L.P.
One Embarcadero Center, Suite 4050
San Francisco, CA  94111

Alta Embarcadero Partners, LLC
One Embarcadero Center, Suite 4050
San Francisco, CA  94111

ARCH Venture Fund III, L.P.
8735 Higgins Road
Suite 225
Chicago, IL 60631

August Capital II, L.P.
2480 Sand Hill Road, Suite 101
Menlo Park, CA  94025

Anthony Glaves
1030 Parkinson
Palo Alto, CA 94301

William Egan
Burr, Egan, Deleage & Co.
One Post Office Square, #3800
Boston, MA  02109

Charles H. Finnie
Volpe Brown Whelan & Company, LLC
One Maritime Plaza
San Francisco, CA  94111

GC&H Investments
Cooley Godward LLP
One Maritime Plaza, 20th Floor
San Francisco, CA  94111-3580

Alex Knight
1116 Harvard Avenue East
Seattle, WA  98102

Harold Kawaguchi

                                     EXHIBIT C-1
                     FOURTH AMENDED AND RESTATED VOTING AGREEMENT

NAME AND ADDRESS
----------------------------------------------------------------------------

626 38th Avenue
Seattle, WA  98122

Madrona Investment Group, LLC
1000 Second Avenue, Suite 3700
Seattle, WA  98104

David S. Smith and Louise H. Smith, Trustees for the David H. Smith and Louise H. Smith Family Trust Dated 5/4/84
Post Office Box 475
Graton, CA  95444

Lynn Brown Kargman and William M. Kargman
221 Mount Auburn Street
Cambridge, MA  02138

Thomas W. Brugger
805 Bay View Way
Redwood City, CA  94062

Stuart Gannes
945 Elsinore Drive
Palo Alto, CA  94303

Zero Stage Capital VI, L.P.
101 Main Street, 17th Floor
Cambridge, MA 02142-1519

MGN Opportunity Group LLC
801 Second Avenue
13th Floor
Seattle, WA 98104

Norman D. Colbert
One Bush Street
San Francisco, CA 94104

Robert A. Keller
One Bush Street
San Francisco, CA 94104

Paul W. Noglows
One Bush Street
San Francisco, CA 94104

Hambrecht & Quist California
One Bush Street
San Francisco, CA 94104

Hambrecht & Quist Employee Venture Fund, L.P. II


                                     EXHIBIT C-2
                     FOURTH AMENDED AND RESTATED VOTING AGREEMENT

NAME AND ADDRESS
----------------------------------------------------------------------------

One Bush Street
San Francisco, CA 94104

H&Q  ImproveNet Investors, LLC
c/o Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104

Access Technology Partners Brokers Fund, L.P.
One Bush Street
San Francisco, CA 94104

Kellett Partners, L.P.
200 Galleria Parkway
Suite 1800
Atlanta, GA 30339

Gary Sledge
200 Galleria Parkway
Suite 1800
Atlanta, GA  30339

Clear Fir Partners, L.P.
4303 54th Avenue, N.E.
Seattle, WA 98105

GG-JS Joint Venture, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

J2 JV, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

Staenberg Private Capital, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

Heidron-Staenberg Joint Venture, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

KFIT-JRS Joint Venture, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121


                                     EXHIBIT C-3
                     FOURTH AMENDED AND RESTATED VOTING AGREEMENT

NAME AND ADDRESS
----------------------------------------------------------------------------

Lum-Staenberg Joint Venture, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

MAD Fund JV, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

Carmel Fund LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

Blackshirts Joint Venture, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

JR-JS JV, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

Alco JV, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

GT-JS JV, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

ANV Joint Venture, LLC
2000 First Avenue, Suite 1001
Seattle, WA 98121

Lise Buyer
164 Selby Lane
Atherton, CA 94027

Stanford University
2770 Sand Hill Road
Menlo Park, CA  94025

Charles M. Brown
P.O. Box 222
785 Shiloh Road
Adamsville, TN  38310

Charles E. Fenton
4010 Cloverland Drive
Phoenix, MD  21131

Danielle Iuliano


                                     EXHIBIT C-4
                     FOURTH AMENDED AND RESTATED VOTING AGREEMENT

NAME AND ADDRESS
----------------------------------------------------------------------------

2400 Hanover Street
Palo Alto, CA  94304

GE Capital Equity Investments, Inc.
120 Long Ridge Road
Stamford, CT 06927



Owens Corning
One Owens Corning Boulevard
Toledo, OH 43659

The Dow Chemical Company
2030 Dow Center
Midland, MI 48674

E.I. du Pont de Nemours and Company
1007 Market Street
Wilmington, DE  19898
Attn: Global Financial Manager

Armstrong.Com Holding Co.
2500 Columbia Avenue
Lancaster, PA 17604
Attn: Marco Alvarez

QBB MGMT I, L.L.C.
11 Madison Avenue
New York, NY  10010
Attn:  John Carroll


                                     EXHIBIT C-5
                     FOURTH AMENDED AND RESTATED VOTING AGREEMENT